ORDINARY SHARES AND STATUTORY RESERVE	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
ORDINARY SHARES AND STATUTORY RESERVE

7. ORDINARY SHARES AND STATUTORY RESERVE

(a) Ordinary Shares & Restricted Shares

(i) Ordinary Shares

In January and February 2025, the Company issued 1,399 and 1,757 Class A Ordinary Shares in connection with the Private Placement and the cashless exercise of the accompanying warrants. The gross proceeds to the Company from the Private Placement were approximately US$2.82 million, or US$2.51 million net of estimated offering expenses.

In March 2025, the Company cancelled 1,354 Class A Ordinary Shares and issued 1,334 Class B Ordinary Shares that are discussed in Notes 1(b).

On September 4, 2025, the Company issued 11,300 Class A Ordinary Shares in a private placement, raising approximately $8 million. In connection with the offering, the Company also issued ordinary warrants and placement agent warrants to purchase Class A Ordinary Shares. During the month, both the ordinary warrants and the placement agent warrants were fully exercised. Upon exercise of the ordinary warrants, 44,984 Class A Ordinary Shares were issued.

On October 2, 2025, the Company issued 13,333 Class A Ordinary Shares in a private placement, raising approximately $15 million. Concurrently, the Company also issued pre-funded warrants to purchase Class A Ordinary Shares. All pre-funded warrants were fully exercised by October 6, 2025, resulting in the issuance of 70,000 Class A Ordinary Shares.

On November 25, 2025, the Company issued 109,321 Class A Ordinary Shares in a private placement, raising approximately $11 million. Concurrently, the Company also issued 7,149,675 pre-funded warrants to purchase Class A Ordinary Shares. Of these warrants, 4,320,107 were exercised during 2025, resulting in the issuance of 360,009 Class A Ordinary Shares, and the remaining 2,829,568 were exercised in January 2026, resulting in the issuance of 235,797 Class A Ordinary Shares. As of June 30, 2026, all such pre-funded warrants had been fully exercised.

On June 24, 2026, the Company entered into a securities purchase agreement with several investors for a private placement of units with an aggregate size of $700 million. The units were legally issued and the underlying shares were registered on June 30, 2026, comprising 331,753,557 Class A Ordinary Shares and 995,260,671 warrants. As the EDGEAI consideration of 491,849,359 tokens was only received on July 3, 2026, the Company recorded a contra-equity Share subscription receivable as of June 30, 2026 in respect of the unsettled consideration, pursuant to SAB Topic 4.E.

(ii) Summary

As of June 30, 2026, Digital Currency X had issued 351,578,283 Class A Ordinary Shares, of which 351,578,281 were outstanding. Included in the issued Class A Ordinary Shares as of June 30, 2026 were nil restricted shares. Digital Currency X had 1,334 issued and outstanding Class B Ordinary Shares as of June 30, 2026. Share data have been retroactively restated to give effect to the Share Consolidations. Additionally, the reclassification of ordinary shares on January 10, 2025 has been reflected. These events are discussed in Notes 1(b) and 1(c).

(b) Outstanding Warrants

The summary of warrant activity is as follows giving retroactive effect to all Share Consolidations:

	Warrants Outstanding Number	Exercisable Shares Number	Weighted average unit price	Average Remaining Contractual Life
Balance of warrants - December 31, 2025	1,169,347	1,169,347	$874	2.8
Granted/Acquired	995,260,671	995,260,671	$2	2.98
Exercised	(235,797)	(235,797)	$-	-
Balance of warrants – June 30, 2026	996,194,221	996,194,221	$3	2.6

Due to the cashless (net share) exercise feature, the number of shares issued upon exercise is lower than the number of warrants exercised, as only the intrinsic value of the warrants is settled in shares. All share and per share amounts have been retrospectively adjusted to reflect the share consolidations and reverse recapitalization. These warrants are not subsequently remeasured as they are classified within equity.

(c) Treasury Shares

Chijet Inc. entered into unsecured promissory notes (“Promissory Notes”) in the principal amount of US$1.38 million and US$1.18 million with JWAC on December 5, 2022 and March 6, 2023, respectively. The Promissory Notes were non-interest bearing and payable in cash upon the earlier of the closing of the Business Combination and the date of liquidation of JWAC. According to the letter signed by JWAC and Chijet Inc. on June 1, 2023, JWAC repaid US$500,000 by delivering 1.32 shares of its Class A Ordinary Shares (“JWAC Ordinary Shares”), each share valued at the Redemption Price and US$2.06 million in cash to Chijet Inc. As a result of the Share Exchange, Chijet Inc.’s investment in JWAC was changed to the investment in Digital Currency X, Chijet Inc.’s parent company. The effect in essence is that a subsidiary, Chijet Inc., holds an investment in its parent company’s (Digital Currency X) ordinary shares. For legal registration purposes, the fractional 1.32 shares were rounded up to 2 whole shares. According to presentation guidance in ASC 810-10-45-5, these 2 shares have been transferred to treasury shares of the Company.

(d) Statutory Reserves and Restricted Net Asset

The Company’s PRC subsidiaries were disposed of in March 2026 and are no longer consolidated. Accordingly, there were no statutory reserves, special reserves, or restricted net assets attributable to the PRC subsidiaries as of June 30, 2026.

Prior to the disposal, the Company’s PRC subsidiaries were restricted in their ability to transfer a portion of their net assets to the Company. The payment of dividends by entities organized in the PRC is subject to limitations, procedures, and formalities. Regulations in the PRC currently permit payment of dividends only out of accumulated profits as determined in accordance with accounting standards and regulations in PRC.

The Company’s PRC subsidiaries were required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with PRC GAAP. Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve were made at the discretion of the Board of Directors. The statutory reserve may be applied against prior year losses, if any, and may be used for general business expansion, production, or increase in registered capital but was not distributable as cash dividends.

For the six months ended June 30, 2026 and 2025, the Company’s PRC subsidiaries did not make any appropriations to their statutory reserves. The Company’s PRC subsidiaries, which held all historical statutory reserve balances, were disposed during the period. Upon such disposal, the accumulated statutory reserve balance was closed out and reclassified into accumulated deficit. As of June 30, 2026 and December 31, 2025, the accumulated balance of the statutory reserves were nil and US$6.66 million, respectively.

In accordance with the safety production regulations, the Company’s PRC subsidiaries were required to appropriate special reserves solely for the enhancement of safety production environment and facility improvement. As of June 30, 2026 and December 31, 2025, the accumulated balance of special reserves, which is included in the accumulated deficit, was nil and US$588,333, respectively.

As the Company’s PRC subsidiaries can only pay dividends out of distributable profits reported in accordance with PRC accounting standards, the Company’s PRC subsidiaries are restricted from transferring a portion of their net assets to the Company. The restricted amounts include the paid-in capital, statutory reserves, special reserve and additional paid-in capital of the Company’s PRC subsidiaries. The aggregate amount of paid-in capital and additional paid-in capital, which is the amount of net assets of the Company’s PRC subsidiaries not available for distribution, were nil and US$148.31 million, as of June 30, 2026 and December 31, 2025, respectively.

(e) Income (Loss) Per Share

Basic net income (loss) per share is computed by dividing net income (loss) attributable to the Company’s ordinary shareholders by the weighted average number of ordinary shares outstanding during the periods.

Net income (loss) attributable to ordinary shareholders reflects net income (loss) attributable to the Company, adjusted for the impact of deemed dividends arising from the down-round feature of warrants, which are treated as a reduction to income available to ordinary shareholders.

Diluted net income (loss) per share is the same as basic net income (loss) per share for all periods presented, as the inclusion of potential common shares would be anti-dilutive.

The following table sets forth the computation of basic and diluted net income (loss) per share (amounts in thousands of US$, except for number of shares and per share data):

	For the Six Months Ended June 30,
	2026	2025

Loss from continuing operations available to shareholders	$(189,007)	$(2,097)
Income (loss) from discontinued operations available to shareholders	254,818	(37,951)
Net income (loss) available to shareholders	$65,811	$(40,048)
Weighted average shares outstanding	19,777,339	18,630
Basic and diluted loss per share from continuing operations	$(9.55)	$(112.56)
Basic and diluted income (loss) per share from discontinued operations	$12.88	$(2,037.09)
Basic and diluted income (loss) per share	$3.33	$(2,149.65)

Potential common shares, including warrants and other share-based instruments, were excluded from the computation of diluted net income (loss) per share because their effect would have been anti-dilutive.

All share and per share amounts have been retrospectively adjusted to reflect the share consolidations and reverse recapitalization.